                                                  Exhibit 99.3
Banc One Credit Card Master Trust
Annual Statement
December 31, 1996

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
                                                               Series             Series              Series
                                                               1994-A             1994-B              1994-C
                                                            -------------      ----------          ----------
1.     Amounts distributed to Certificateholders
       during 1996:
       (a)    Principal                                     600,000,000                  0                   0
       (b)    Interest                                       36,030,500         71,839,000          35,154,000
                                                            -----------         ----------          ----------
      (c)    Total                                          636,030,500         71,839,000          35,154,000

2.     As of December 31, 1996, the amount                            0                  0                   0
       that the unpaid principal amount of the
       Certificates exceeded the invested amount.

3.     As of December 31, 1996:
       (a)    Trust Principal Receivables
       (b)    Trust Finance Charge Receivables
       (c)    Total

4.     Invested Amount as of December 31, 1996:
       (a)    Class A                                                 0        893,000,000         423,000,000
       (b)    Class B                                                 0         57,000,000          27,000,000
                                                            -----------         ----------          ----------
       (c)    Total                                                   0        950,000,000         450,000,000

5.     As of December 31, 1996:
       (a)    Principal Allocation Percentage                      0.00%             21.86%              10.35%
       (b)    Floating Allocation Percentage                       0.00%             21.86%              10.35%

6.     During  1996:
       (a)    Principal Collected                           773,858,578      1,332,495,233         631,181,953
       (b)    Finance Charges Collected                      84,690,195        168,391,583          79,764,434

7.     Shared Principal Collected                           631,588,171      1,400,971,460         663,618,060

8.     Excess Finance Charge during 1996                      7,961,202          9,076,356           3,174,327

9.     Delinquencies as of December 31, 1996:
       (a)      30 - 59 days
       (b)      60 - 89 days
       (c)      90 days +

10.    Defaulted Amount during 1996                          32,947,692         68,476,227          32,436,107

11.    During 1996:
       (a)    Class A Investor Charge-offs                            0                  0                   0
       (b)    Class B Investor Charge-offs                            0                  0                   0

12.    1996 Servicing Fee                                     9,590,000         19,000,000           9,000,000

13.    Portfolio Yield (average year to date)

14.    Series Enhancement Available as of
       December 31, 1996:
       (a)    Available to Class A                                    0         42,078,723          22,004,284
       (b)    Available to Class B                                    0          9,500,000           4,500,000
                                                            -----------         ----------          ----------
       (c)    Total                                                   0         51,578,723          26,504,284

15.    The amount of Series Enhancement used
       during 1996:
       (a)    To fund Class A Required Amount                         0            671,277             495,716
       (b)    To fund Class B Required Amount                         0                  0                   0

16.    Series Enhancement Fees paid in 1996                     107,536            203,774             113,858

17.    Reallocated Principal Collections in 1996                      0                  0                   0

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                                                                Series             Series              Series             Series
                                                                1995-A             1995-B              1996-A             1996-1
                                                            --------------    -------------       -------------     -------------
1.     Amounts distributed to Certificateholders
       during 1996:
       (a)    Principal                                               0                  0                   0       500,000,000
       (b)    Interest                                       23,404,200         23,974,200          23,005,698        10,579,079
                                                            -----------         ----------          ----------       -----------
       (c)    Total                                          23,404,200         23,974,200          23,005,698       510,579,079

2.     As of December 31, 1996, the amount                            0                  0                   0                 0
       that the unpaid principal amount of the
       Certificates exceeded the invested amount.

3.     As of December 31, 1996:
       (a)    Trust Principal Receivables
       (b)    Trust Finance Charge Receivables
       (c)    Total

4.     Invested Amount as of December 31, 1996:
       (a)    Class A                                       357,200,000        357,200,000         465,000,000                 0
       (b)    Class B                                        22,800,000         22,800,000          35,000,000                 0
                                                            -----------         ----------          ----------       -----------
       (c)    Total                                         380,000,000        380,000,000         500,000,000                 0

5.     As of December 31, 1996:
       (a)    Principal Allocation Percentage                      8.74%              8.74%              11.50%             0.00%
       (b)    Floating Allocation Percentage                       8.74%              8.74%              11.50%             0.00%

6.     During  1996:
       (a)    Principal Collected                           532,998,093        532,998,093         582,673,308       362,898,129
       (b)    Finance Charges Collected                      67,356,633         67,356,633          73,771,700        43,993,420

7.     Shared Principal Collected                           560,388,584        560,388,584         613,775,446       288,433,357

8.     Excess Finance Charge during 1996                     10,605,372         10,035,372          13,622,263        10,783,487

9.     Delinquencies as of December 31, 1996:
       (a)      30 - 59 days
       (b)      60 - 89 days
       (c)      90 days +

10.    Defaulted Amount during 1996                          27,390,491         27,390,491          31,102,138        17,748,355

11.    During 1996:
       (a)    Class A Investor Charge-offs                            0                  0                   0                 0
       (b)    Class B Investor Charge-offs                            0                  0                   0                 0

12.    1996 Servicing Fee                                     7,600,000          7,600,000           8,218,750         4,666,667

13.    Portfolio Yield (average year to date)

14.    Series Enhancement Available as of
       December 31, 1996:
       (a)    Available to Class A                           17,100,000         17,100,000          40,000,000                 0
       (b)    Available to Class B                            3,800,000          3,800,000                   0                 0
                                                            -----------         ----------          ----------       -----------
       (c)    Total                                          20,900,000         20,900,000          40,000,000                 0

15.    The amount of Series Enhancement used
       during 1996:
       (a)    To fund Class A Required Amount                         0                  0                   0                 0
       (b)    To fund Class B Required Amount                         0                  0                   0                 0

16.    Series Enhancement Fees paid in 1996                      93,065             84,202             163,333           215,833

17.    Reallocated Principal Collections in 1996                      0                  0                   0                 0



                                                         Investor's Interest       Seller's
                                                            All Series             Interest          Total Trust
                                                         -------------------   ---------------       -----------
1.     Amounts distributed to Certificateholders
       during 1996:
       (a)    Principal                                   1,100,000,000
       (b)    Interest                                      223,986,677
                                                          -------------
       (c)    Total                                       1,323,986,677

2.     As of December 31, 1996, the amount                            0
       that the unpaid principal amount of the
       Certificates exceeded the invested amount.

3.     As of December 31, 1996:
       (a)    Trust Principal Receivables                                                        4,407,210,123
       (b)    Trust Finance Charge Receivables                                                      88,183,623
                                                                                                 -------------
       (c)    Total                                                                              4,495,393,746

4.     Invested Amount as of December 31, 1996:
       (a)    Class A                                     2,495,400,000
       (b)    Class B                                       164,600,000
                                                          -------------
       (c)    Total                                       2,660,000,000

5.     As of December 31, 1996:
       (a)    Principal Allocation Percentage                     61.21%             38.79%             100.00%
       (b)    Floating Allocation Percentage                      61.21%             38.79%             100.00%

6.     During  1996:
       (a)    Principal Collected                         4,749,103,389      1,133,126,638       5,882,230,027
       (b)    Finance Charges Collected                     585,324,599        158,385,558         743,710,156

7.     Shared Principal Collected                         4,719,163,663

8.     Excess Finance Charge during 1996                     65,258,379

9.     Delinquencies as of December 31, 1996:
       (a)      30 - 59 days                                                                        92,870,770
       (b)      60 - 89 days                                                                        65,096,487
       (c)      90 days +                                                                          118,586,837

10.    Defaulted Amount during 1996                         237,491,501         66,840,886         304,332,387

11.    During 1996:
       (a)    Class A Investor Charge-offs                            0
       (b)    Class B Investor Charge-offs                            0

12.    1996 Servicing Fee                                    65,675,417

13.    Portfolio Yield (average year to date)                     11.59%

14.    Series Enhancement Available as of
       December 31, 1996:
       (a)    Available to Class A
       (b)    Available to Class B
       (c)    Total

15.    The amount of Series Enhancement used
       during 1996:
       (a)    To fund Class A Required Amount
       (b)    To fund Class B Required Amount

16.    Series Enhancement Fees paid in 1996                     981,601

17.    Reallocated Principal Collections in 1996

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